EXHIBIT 32.1 – SECTION 906 CERTIFICATION

ORION DIVERSIFIED TECHNOLOGIES, INC
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I,  Irwin Pearl, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Orion Diversified Technologies, Inc. on Form 10-QSB for the period ended October 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Orion Diversified Technologies, Inc.

Date:  December 12, 2007

/s/ Irwin Pearl
Chief Executive Officer
Date:  December 12, 2007

/s/ Irwin Pearl
Chief Financial Officer
Date: December 12, 2007